[Scudder Investments logo]

Scudder Money Market Series

Scudder Institutional Shares

Annual Report

May 31, 2002

Scudder
Institutional Shares

Scudder Money Market Series

Scudder Institutional Funds Client Services
222 South Riverside Plaza, 33rd Floor
Chicago, Illinois 60606-5808

Telephone: 800 537 3177
E-mail: ifunds@scudder.com
Web site: http://institutionalfunds.scudder.com

Investment Manager
Deutsch Investment Management Americas Inc.

Distributor
Scudder Distributors, Inc.

Custodian
State Street Bank and Trust Company

Fund Accounting Agent
Scudder Fund Accounting Corporation

Transfer Agent and Dividend Disbursing Agent
Scudder Service Corporation

Legal Counsel
Dechert

For more information, call or write the Distributor at the address above.

---------

Scudder Institutional Shares are not insured or guaranteed by the U.S. Government. The fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This report is for the information of the shareholders. Its use in connection with any offering of the fund's shares is authorized only in case of a concurrent or prior delivery of the fund's current prospectus.

Contents

<Click Here> Letter from the Series' Portfolio Manager

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Letter from the Series' Portfolio Manager

Dear Shareholder,

Yields of money market securities remain at a low level following the Federal Reserve's series of interest rate reductions during 2001. There were a total of 11 interest rate reductions last year, reducing the federal funds rate - the rate the Fed charges banks for overnight loans - from 6 percent to its current level, 1.75 percent. Reflecting the Fed actions, Scudder Money Market Series - Institutional Shares' seven-day yield declined from 4.24 percent to 1.80 percent over the 12 months ended May 31, 2002. For the fund's fiscal year ended May 31, Institutional Shares returned 2.64 percent, compared with the 2.43 percent average return of institutional money market funds according to Lipper, Inc.

Investment Strategy

In the current environment we have extended the fund's maturity slightly but remain cautious because the money market yield curve has flattened: A relatively flat yield curve means that at present there is little additional return available from incurring additional risk with longer-maturity securities. As of May 31, 2002, the fund's average maturity was 59 days, compared with 39 days as of May 31, 2001.

We continue to focus on ensuring the highest possible credit quality within the fund's holdings to reduce risk within the portfolio. This is particularly crucial during these times of volatility; the credit quality of some issuers in the marketplace has been weakened over the past year due to disappointing earnings reports and estimates. We will continue to purchase and hold only the best-quality issuers until the U.S. economy improves.

Portfolio Maturity (Average number of days)

Investment Process

In managing the portfolio, we focus on maintaining its average maturity within a target range and in selecting securities that will benefit the fund given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the fund's portfolio. We attempt to maintain exposure to a broad selection of securities, including high-quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit and repurchase agreements. The majority of the portfolio remained invested in asset-backed commercial paper (80 percent) because of its attractive value and high relative yields.

Outlook

When the Fed does tighten credit by raising interest rates, the process will most likely be gradual. We don't believe that the Fed will take any action for the next few months. U.S. inflation numbers are very low. The Fed would likely be concerned if there is not at least some indication of inflation in upcoming economic reports. If there is, that would mean that corporations have demonstrated pricing power, and that there is some potential for corporate profitability, economic recovery and eventual increases in short-term rates.

In this context, we plan to keep the fund's average maturity at about the same level, or slightly longer than average. We will also continue to emphasize very high credit quality. In addition, we will look for attractive opportunities as they arise, and seek to maintain as high a yield for the fund as is consistent with stability of principal.

Sincerely,

Darlene M. Rasel
Managing Director and Lead Portfolio Manager
Scudder Money Market Series

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Portfolio as of May 31, 2002

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 16.5%
ABN-AMRO Bank, 2.605%, 4/4/2003	50,000,000	50,002,073
Allfirst Bank, 1.89%*, 8/28/2002	90,000,000	90,000,000
American Express Centurian Bank, 1.84%*, 10/3/2002	100,000,000	100,000,000
Bank of Nova Scotia, 2.98%, 3/27/2003	22,000,000	22,112,917
Bank of Scotland PLC, 2.21%, 2/18/2003	50,000,000	50,000,000
Bank of Scotland PLC, 2.48%, 3/31/2003	50,000,000	49,995,903
Bank One N.A., 1.8%*, 8/15/2002	50,000,000	49,997,945
Canadian Imperial Bank Of Commerce, 2.5%, 3/4/2003	50,000,000	49,996,269
Canadian Imperial Bank Of Commerce, 2.505%, 3/4/2003	50,000,000	50,001,866
Comerica Bank, 1.79%*, 8/14/2002	50,000,000	49,997,973
Lloyds Bank, 2.29%, 2/24/2003	50,000,000	49,996,369
National City Bank, 1.8%*, 8/16/2002	95,000,000	94,996,044
Royal Bank Of Canada, 2.305%, 2/24/2003	50,000,000	49,998,185
State Street Bank and Trust Co., 1.813%, 6/3/2002	50,000,000	50,000,000
Toronto-Dominion Bank, 2.735%, 3/18/2003	100,000,000	100,351,712
U.S. Bank N.A., 1.813%, 6/3/2002	50,000,000	50,000,000
Total Certificates of Deposit and Bank Notes (Cost $957,447,256)		957,447,256

Commercial Paper 80.0%
Amsterdam Funding Corp., 1.78%***, 6/19/2002	50,000,000	49,955,500
Amsterdam Funding Corp., 1.79%***, 6/6/2002	50,000,000	49,987,569
Asset Portfolio Funding, 1.92%***, 6/10/2002	86,858,000	86,816,308
Asset Portfolio Funding, 1.94%***, 6/20/2002	21,756,000	21,733,724
Associates Corp., 2.04%*, 6/15/2002	70,000,000	70,000,000
Associates Corp., 2.07%*, 6/26/2002	40,000,000	40,000,000
Atlantis One Funding Corp., 1.98%***, 7/18/2002	90,000,000	89,767,350
Barton Capital Corp., 1.89%***, 7/10/2002	37,257,000	37,180,716
Bavaria Universal Funding LLC, 1.92%***, 6/14/2002	19,125,000	19,111,740
Bavaria Universal Funding LLC, 1.93%***, 6/17/2002	25,123,000	25,101,450
Bavaria Universal Funding LLC, 1.98%***, 8/26/2002	40,415,000	40,223,837
Bayerische Hypo-Und Vereinsbank AG, 2.29%, 2/18/2003	50,000,000	50,000,000
Bayerische Lande Bank, 1.8%*, 5/20/2003	25,000,000	24,996,398
Black Forest Funding Corp., 1.95%***, 7/1/2002	22,138,000	22,102,026
Blue Ridge Asset Funding, 1.78%***, 6/25/2002	95,000,000	94,887,267
BNP Paribas, 2.215%, 2/18/2003	100,000,000	99,996,391
Caterpillar Financial Services Corp., 1.961%*, 6/3/2002	40,000,000	40,000,000
Caterpillar Financial Services Corp., 2.06%*, 7/9/2002	25,000,000	25,000,000
Caterpillar Financial Services Corp., 2.11%*, 7/8/2002	25,000,000	25,000,000
Corporate Receivables Corp., 1.78%***, 6/5/2002	25,000,000	24,995,056
Corporate Receivables Corp., 1.79%***, 6/11/2002	40,000,000	39,980,111
Corporate Receivables Corp., 1.79%***, 7/19/2002	50,000,000	49,880,667
Corporate Receivables Corp., 1.8%***, 6/11/2002	75,000,000	74,962,500
Credit Suisse First Boston, 2.07%*, 12/6/2002	31,500,000	31,531,414
Danske Corp., 1.8%***, 7/8/2002	47,000,000	46,913,050
Danske Corp., 1.83%***, 7/12/2002	52,120,000	52,011,373
Danske Corp., 1.9%***, 6/4/2002	50,000,000	49,992,083
Delaware Funding Corp., 1.78%***, 6/20/2002	89,179,000	89,095,221
Delaware Funding Corp., 1.78%***, 6/24/2002	89,505,000	89,403,213
Delaware Funding Corp., 1.79%***, 6/17/2002	20,000,000	19,984,089
Fairway Finance Corp., 1.92%***, 6/17/2002	50,000,000	49,957,333
Fairway Finance Corp., 1.93%***, 8/8/2002	23,000,000	22,916,152
Falcon Asset Securitization Corp., 1.78%***, 6/20/2002	77,000,000	76,904,819
Falcon Asset Securitization Corp., 1.79%***, 6/20/2002	150,909,000	150,766,433
FCAR Owner Trust I, 1.9%***, 7/11/2002	100,000,000	99,788,889
FCAR Owner Trust I, 1.9%***, 7/12/2002	50,000,000	49,891,806
Galaxy Funding, Inc., 1.87%***, 6/5/2002	47,000,000	46,990,234
Giro Funding U.S. Corp., 1.94%***, 6/17/2002	47,409,000	47,368,123
Goldman Sachs Group, Inc., 1.88%*, 10/16/2002	20,000,000	20,000,000
Goldman Sachs Group, Inc., 2.03%*, 7/5/2002	10,000,000	10,001,660
Goldman Sachs Group, Inc., 2.09%, 8/7/2002	45,000,000	45,000,000
Goldman Sachs Group, Inc., 2.129%*, 10/21/2002	50,000,000	50,036,975
Goldman Sachs Group, Inc., 2.17%*, 2/5/2003	40,000,000	40,007,278
Greenwich Funding Corp., 1.89***, 7/1/2002	50,000,000	49,921,250
Household Finance Corp., 1.91%*, 9/26/2002	50,000,000	50,000,000
Household Finance Corp., 2.11%*, 12/20/2002	60,000,000	59,983,596
Household Finance Corp., 2.151%*, 10/30/2002	50,000,000	50,041,200
Jupiter Securities Corp., 1.78%***, 6/10/2002	80,000,000	79,964,400
Jupiter Securities Corp., 1.79%***, 6/18/2002	100,000,000	99,915,472
Jupiter Securities Corp., 1.82%***, 6/28/2002	92,028,000	91,902,382
K2 (U.S.A.) LLC, 1.84%*, 6/17/2002	50,000,000	50,000,000
Lehman Brothers Holdings, Inc., 1.84%***, 7/10/2002	55,000,000	54,890,367
Mont Blanc Capital Corp., 1.78%***, 6/26/2002	60,000,000	59,925,833
Mont Blanc Capital Corp., 1.79%***, 6/20/2002	60,501,000	60,443,843
Mont Blanc Capital Corp., 1.8%***, 6/19/2002	40,000,000	39,964,000
Mont Blanc Capital Corp., 1.88%***, 6/7/2002	44,307,000	44,293,117
Moriarty LLC, 1.94%***, 8/19/2002	95,000,000	94,595,564
Moriarty LLC, 1.99%***, 7/11/2002	50,000,000	49,889,444
Northern Rock PLC, 1.82%***, 6/5/2002	25,000,000	24,994,944
Northern Rock PLC, 1.97%***, 7/3/2002	50,000,000	49,912,444
Old Line Funding Corp., 1.79%***, 6/6/2002	100,000,000	99,975,139
Old Line Funding Corp., 1.8%***, 6/21/2002	24,155,000	24,130,845
Old Line Funding Corp., 1.83%***, 7/23/2002	50,250,000	50,117,173
Pennine Funding LLC, 1.8%***, 6/27/2002	100,000,000	99,870,000
Pennine Funding LLC, 1.92%***, 6/13/2002	50,000,000	49,968,000
Perry Global Funding LLC, 1.83%***, 7/26/2002	50,000,000	49,860,208
Perry Global Funding LLC, 1.834%***, 8/21/2002	34,223,000	34,081,317
Perry Global Funding LLC, 1.87%***, 8/22/2002	50,000,000	49,787,028
Perry Global Funding LLC, 1.87%***, 9/17/2002	31,591,000	31,413,774
Preferred Receivable Funding Corp., 1.78%***, 6/26/2002	25,000,000	24,969,097
Preferred Receivable Funding Corp., 1.79%***, 6/21/2002	100,000,000	99,900,556
Scaldis Capital LLC, 1.83%***, 7/15/2002	40,000,000	39,910,533
Scaldis Capital LLC, 2.1%***, 7/22/2002	25,000,000	24,925,625
Sigma Finance, 2.52%, 2/28/2003	50,000,000	50,000,000
Societe Generale, 1.78%***, 6/24/2002	100,000,000	99,886,278
Spintab AB, 1.86%***, 6/14/2002	75,000,000	74,949,625
Stellar Funding Group, 1.94%***, 6/18/2002	17,433,000	17,417,029
Stellar Funding Group, 1.94%***, 6/19/2002	28,340,000	28,312,510
Svenska Handelsbanken, 1.79%***, 6/28/2002	25,000,000	24,966,438
Svenska Handelsbanken, 1.91%***, 6/12/2002	15,000,000	14,991,246
Swedbank, 1.88%***, 7/8/2002	90,000,000	89,826,100
Swedish National Housing Finance Corp., 1.91%***, 6/12/2002	70,000,000	69,959,147
Verizon Global Funding Corp., 2.06%*, 4/14/2003	120,000,000	119,989,648
Verizon Net Funding Corp., 1.81%***, 7/2/2002	25,360,000	25,320,474
Westdeutsche Landesbank GZ, 1.83%***, 7/9/2002	90,000,000	89,826,150
Windmill Funding Corp., 1.78%***, 6/25/2002	50,000,000	49,940,669
Total Commercial Paper (Cost $4,635,171,220)		4,635,171,220

Short-Term Notes 0.9%
Capital One Funding Corp., 1.95%*, 9/1/2011	16,071,000	16,071,000
Capital One Funding Corp., 1.95%*, 8/1/2012	23,940,000	23,940,000
Capital One Funding Corp., 1.95%*, 12/2/2019	6,451,000	6,451,000
Capital One Funding Corp., 1.95%*, 10/1/2021	6,005,700	6,005,700
Total Short-Term Notes (Cost $52,467,700)		52,467,700

U.S. Government Agency Obligations 1.3%
Federal Home Loan Bank, 1.7%*, 3/24/2003 (Cost $74,969,705)	75,000,000	74,969,705

Repurchase Agreements** 1.3%
State Street Bank and Trust Co., 1.73% to be repurchased at $75,093,824 on 6/3/2002 (Cost $75,083,000)	75,083,000	75,083,000
Total Investment Portfolio - 100.0% (Cost $5,795,138,881) (a)		5,795,138,881

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of May 31, 2002.
** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.
*** Annualized yield at the time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $5,795,138,881.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002
Assets
Investments in securities, at value (cost $5,795,138,881)	$ 5,795,138,881
Cash	1,526,651
Receivable for investments sold	57,000
Interest receivable	7,663,962
Receivable for Fund shares sold	289,963,667
Total assets	6,094,350,161
Liabilities
Dividends payable	3,977,888
Payable for Fund shares redeemed	289,108,896
Accrued management fee	799,595
Other accrued expenses and payables	525,286
Total liabilities	294,411,665
Net assets, at value	$ 5,799,938,496
Net Assets
Net assets consist of: Accumulated net realized gain (loss)	(994,615)
Paid-in capital	5,800,933,111
Net assets, at value	$ 5,799,938,496

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (continued)
Net Asset Value
Prime Reserve Class AARP
Net asset value, offering and redemption price per share ($145,848,375 / 145,909,272 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Prime Reserve Class S
Net asset value, offering and redemption price per share ($49,034,895 / 49,040,112 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Premium Class AARP
Net asset value, offering and redemption price per share ($187,925,591 / 187,931,804 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Premium Class S Net asset value, offering and redemption price per share ($825,984,947 / 826,092,879 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Managed Shares Net asset value, offering and redemption price per share ($671,925,177 / 672,141,239 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Institutional Shares
Net asset value, offering and redemption price per share ($3,919,219,511 / 3,920,045,624 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2002
Investment Income
Income: Interest	$ 238,094,891
Expenses: Management fee	20,946,030
Administrative fee	11,776,877
Trustees' fees and expenses	48,829
Other	125,993
Total expenses, before expense reductions	32,897,729
Expense reductions	(16,157,295)
Total expenses, after expense reductions	16,740,434
Net investment income (loss)	221,354,457
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on investment transactions	27,135
Net increase (decrease) in net assets resulting from operations	$ 221,381,592

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2002	2001
Operations: Net investment income (loss)	$ 221,354,457	$ 556,006,430
Net realized gain (loss) on investment transactions	27,135	(16,480,633)
Net increase (decrease) in net assets resulting from operations	221,381,592	539,525,797
Distributions to shareholders from: Net investment income: Prime Reserve Class AARP	(4,273,840)	(10,879,231)
Prime Reserve Class S	(1,235,560)	(2,764,438)
Premium Class AARP	(4,855,119)	(3,134,135)
Premium Class S	(22,813,195)	(62,787,160)
Managed Shares	(15,989,610)	(30,647,026)
Institutional Shares	(172,188,635)	(445,794,440)
Fund share transactions: Proceeds from shares sold	150,464,136,140	141,073,823,720
Net assets acquired in tax-free reorganization	-	267,027,323
Reinvestment of distributions	106,357,564	245,566,949
Cost of shares redeemed	(154,065,478,624)	(137,169,406,266)
Net increase (decrease) in net assets from Fund share transactions	(3,494,984,920)	4,417,011,726
Capital contribution from Advisor (see Note G)	-	15,557,425
Increase (decrease) in net assets	(3,494,959,287)	4,416,088,518
Net assets at beginning of period	9,294,897,783	4,878,809,265
Net assets at end of period	$ 5,799,938,496	$ 9,294,897,783

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Shares
Years Ended May 31,	2002	2001	2000	1999[a]	1998[b]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.026	.061	.056	.020	.054	.022
Distributions from net investment income	(.026)	(.061)	(.056)	(.020)	(.054)	(.022)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[d]	2.64	6.24[e]	5.74	2.03**	5.52	2.25**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,919	7,169	3,350	1,806	1,066	338
Ratio of expenses before expense reductions (%)	.35	.34	.30[f]	.28*	.29	.31*
Ratio of expenses after expense reductions (%)	.15	.15	.15[f]	.14*	.18	.26*
Ratio of net investment income (%)	2.69	6.05	5.73	4.87*	5.34	5.39*
[a] For the five months ended May 31, 1999. On November 13, 1998, the Fund changed the fiscal year end from December 31 to May 31.
[b] For the year ended December 31, 1998.
[c] For the period August 4, 1997 (commencement of sales of Institutional Shares) to December 31, 1997.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor (see Note G); without this contribution the total return would have been lower.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .30% and .15%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Money Market Series (the "Fund") is the diversified investment portfolio of Scudder Money Market Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares. Shares of Class AARP are designed for members of AARP. Prime Reserve Class S and Premium Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $995,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2007 ($1,000), May 31, 2008 ($90,000), May 31, 2009 ($7,000) and May 31, 2010 ($897,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.25% of average daily net assets for the Fund, computed and accrued daily and payable monthly. For the year ended May 31, 2002, the Advisor agreed to waive a portion of its investment management fee for the Fund by 0.15%. For the year ended May 31, 2002, the Advisor did not impose fees of $12,483,930 and did impose fees of $8,462,100, which was equivalent to an annualized effective rate of 0.10% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.40%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of each class for Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares, respectively, computed and accrued daily and payable monthly. For the year ended May 31, 2002, the Advisor agreed to waive a portion of its administrative fee for the Managed Shares and Institutional Shares of the Fund by 0.05%. The administrative fee for the Managed Shares and Institutional Shares was equivalent to an annualized effective rate of 0.20% and 0.05%, respectively, of average daily net assets of each class.

Various third-party service providers, some which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Fee Waived	Unpaid at May 31, 2002
Prime Reserve Class AARP	$ 729,820	$ -	$ 50,880
Prime Reserve Class S	215,853	-	15,532
Premium Class AARP	506,010	-	38,896
Premium Class S	2,328,315	-	175,542
Managed Shares	1,629,535	327,955	114,451
Institutional Shares	6,367,344	3,200,063	118,597
	$ 11,776,877	$ 3,528,018	$ 513,898

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Prime and Premium Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $145,347 for custodian credits earned.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Fund Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2002		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Prime Reserve Class AARP	52,644,892	$ 52,644,919	116,254,955[a]	$ 116,236,697[a]
Prime Reserve Class S	44,880,766	44,880,766	60,618,172[b]	60,614,090[b]
Premium Class AARP	167,075,777	167,076,089	257,410,150[c]	257,402,756[c]
Premium Class S	1,051,938,490	1,051,938,865	1,881,962,524[d]	1,881,850,792[d]
Managed	1,683,632,728	1,683,632,728	1,438,255,329	1,438,036,755
Institutional	147,463,961,005	147,463,962,773	137,319,208,786	137,319,682,630
		$ 150,464,136,140		$ 141,073,823,720
Shares issued in tax-free reorganization
Prime Reserve Class AARP	-	$ -	267,070,676	$ 267,027,323
Shares issued to shareholders in reinvestment of distributions
Prime Reserve Class AARP	3,888,284	$ 3,888,284	9,686,181[a]	$ 9,686,181[a]
Prime Reserve Class S	1,182,467	1,182,470	2,601,486[b]	2,601,486[b]
Premium Class AARP	4,502,621	4,502,621	2,853,236[c]	2,853,236[c]
Premium Class S	20,473,226	20,473,226	56,225,797[d]	56,225,797[d]
Managed	2,184,331	2,184,331	3,792,055	3,792,055
Institutional	74,126,631	74,126,632	170,408,194	170,408,194
		$ 106,357,564		$ 245,566,949
Shares redeemed
Prime Reserve Class AARP	(127,643,574)	$ (127,643,574)	(175,992,142)[a]	$ (175,992,142)[a]
Prime Reserve Class S	(51,738,297)	(51,738,297)	(54,706,072)[b]	(54,706,072)[b]
Premium Class AARP	(169,083,646)	(169,083,647)	(74,826,334)[c]	(74,826,334)[c]
Premium Class S	(1,250,366,422)	(1,250,366,422)	(2,001,383,603)[d]	(2,001,383,603)[d]
Managed	(1,678,897,277)	(1,678,897,277)	(1,192,719,808)	(1,192,719,808)
Institutional	(150,787,749,408)	(150,787,749,407)	(133,669,778,307)	(133,669,778,307)
		$ (154,065,478,624)		$ (137,169,406,266)
Net increase (decrease)
Prime Reserve Class AARP	(71,110,398)	$ (71,110,371)	217,019,670[a]	$ 216,958,059[a]
Prime Reserve Class S	(5,675,064)	(5,675,061)	8,513,586[b]	8,509,504[b]
Premium Class AARP	2,494,752	2,495,063	185,437,052[c]	185,429,658[c]
Premium Class S	(177,954,706)	(177,954,331)	(63,195,282)[d]	(63,307,014)[d]
Managed	6,919,782	6,919,782	249,327,576	249,109,002
Institutional	(3,249,661,772)	(3,249,660,002)	3,819,838,673	3,820,312,517
		$ (3,494,984,920)		$ 4,417,011,726

a For the period from August 11, 2000 (commencement of sales of Prime Reserve Class AARP shares) to May 31, 2001.
b On August 11, 2000, existing shares of Prime Reserve were redesignated as Class S.
c For the period from October 2, 2000 (commencement of sales of Premium Class AARP shares) to May 31, 2001.
d On October 2, 2000, existing shares of Premium were redesignated as Class S.

F. Acquisition of Assets

On August 11, 2000, the Fund acquired all of the net assets of AARP Premium Money Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 267,070,676 Prime Reserve Class AARP shares of the Fund for 267,070,676 shares of AARP Premium Money Fund outstanding on August 11, 2000. AARP Premium Money Fund's net assets at that date ($267,027,323), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $7,433,081,094. The combined net assets of the Fund immediately following the acquisition were $7,700,108,417.

G. Capital Contribution

On January 16, 2001, the Advisor voluntarily purchased $39,000,000 of Southern California Edison commercial paper from the Fund for $15,557,425 in excess of that security's value. The Fund recorded a realized loss of $15,557,425 on the transaction which was offset by a payment of an equal amount from the Advisor. The Advisor received no shares of the Fund or other consideration in exchange for such contribution.

Report of Independent Accountants

To the Trustees of Scudder Money Market Trust and Shareholders of Scudder Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Money Market Series (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 12, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Money Market Series was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the Series with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
4,515,088,249	53,579,386	26,880,591

Trustees and Officers

The following table presents information about each Trustee of the Fund as of May 31, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	2000 to present	President, WGBH Educational Foundation	48	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	2000 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	48	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	None
Keith R. Fox (48)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	63	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	2000 to present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)
Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	220	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the Fund as of May 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of the Fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr. (43)
President	2000 to present	Managing Director, Deutsche Asset Management
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
Darlene M. Rasel (50)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)

Notes

Notes

Notes